August 7, 2023 Third Quarter 2023 Investor Presentation Associated Banc-Corp Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Associated Banc-Corp (NYSE: ASB) is the largest bank holding company based in Wisconsin2 Franchise Profile1 Key Highlights $41B $30B $4B $32B ~4,200 202 Assets Loans Equity Deposits Employees Branches Avg. Loan Composition Avg. Deposit Composition 1 All figures as of or for the quarter ended June 30, 2023 unless otherwise noted. 2 Based on assets as of March 31, 2023. Corporate & Commercial Specialty 28% Community, Consumer & Business 58% Risk Mgmt & Shared Services 14% Commercial & Business Lending 37% Commercial Real Estate 25% Consumer 38%

3 Building on our Strong Foundation Our initiatives work together to attract & deepen customer relationships while enhancing our profitability profile Deep Roots in Strong Communities De-Risked, Diversified Balance Sheet Disciplined Expense Management Effective Risk Management ▪ Commercial RM Growth ▪ Asset-Based Lending ▪ Equipment Finance ▪ Auto Finance ▪ TPO Exit ▪ Commercial ▪ Treasury Management ▪ Mass Affluent ▪ Product Enhancements ▪ Digital Sales ▪ Associated Bank Digital ▪ Account Opening ▪ AI-Driven Tools ▪ Branch Support ▪ Customer Care Support Loans Deposits Digital “Champion of You” Brand Strategy Launched in February 2023

4 Strong Credit Risk Profile We’ve significantly de-risked our portfolio since 2009 Geographically anchored in stable Midwest markets Diversified CRE portfolio with limited urban office exposure Replaced high-risk portfolios with lower-risk asset classes Prime/super prime consumer portfolios

Enhancing our Lending Capabilities

Successful execution of our lending initiatives has provided additional versatility to drive balanced growth

Progress Updates

1. Increasing our RM ranks by 35% from March 2021 to December 2022 has enabled us to continue growing high-quality commercial loans into 2023
2. Our asset-based lending & equipment finance verticals have been a natural fit for our core commercial customer base, with momentum carrying into 2023
3. Our experienced auto finance team is continuing to execute a prime/super-prime growth strategy
4. In April, we announced a decision to exit the third-party originated mortgage business to focus on other areas that enable us to drive relationships and optimize our returns over time

Average Quarterly Loans

($ in billions)



+16%
$25.4
$9.6
$6.4
$7.9
$1.6
2Q 2022
$29.4
$10.9
$7.3
$8.7
$2.5
2Q 2023
Commercial & Business Lending
Commercial Real Estate
Residential Mortgage
Auto Finance, Home Equity & Other Consumer

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6 Despite recent industry-wide volatility, our efforts to attract & deepen customer relationships remain on track Expanding our Deposit Capabilities Modernized Digital Banking Experience Upgraded Product & Service Offerings 2Q 2023 Net Growth1 in both Consumer and Business Checking Households 11% Consumer Checking Household Acquisition 2Q 2022 to 2Q 2023 13% Consumer Checking Household Attrition 2Q 2022 to 2Q 2023 3-Year High Digital Banking Customer Satisfaction Scores2 2Q 2023 $300M+ Net New Deposits Added Through Mass Affluent Strategy3 Launched Mass Affluent Strategy Introduced “Champion of You” Brand Strategy Expanded Commercial Capabilities 1 As compared to 1Q 2023. 2 Based on quarterly top box customer satisfaction scores from internal transactional surveys. 3 Since December 2022 inception.

7 We’re leveraging agile frameworks & customer feedback to more quickly deliver custom digital solutions Investing in Digital Transformation Launch of Associated Bank Digital Debit Card Controls AI-led Financial Wellness and Personal Insights Digital Account Opening Upgrades ▪ Cloud-based platform with 99.9% uptime ▪ Open architecture ▪ Improved security and self-service controls ▪ Fast, simplified & intuitive experience ▪ Flexible platform structure ▪ More robust risk controls In-Branch Account Opening Optimization ▪ Launched April 2023 ▪ Launched July 2023 Associated Bank Money Monitor

8 Proactively Managing our Expenses While we’ve invested in our growth initiatives, we’ve also remained committed to holding expenses in check ▪ Given current market dynamics, we’ve identified cost savings that have decreased our full year 2023 expense guidance from 4%-6% growth to 3%-4% growth ▪ We will continue to pursue opportunities to optimize our expense base and drive positive operating leverage 1 Other expenses are primarily comprised of occupancy, business development & advertising, equipment, legal & professional, and FDIC assessment costs. $113 $118 $118 $116 $114 $21 $23 $25 $24 $24 $48 $49 $53 $46 $52 $6 $1 $181 $196 $197 $187 $191 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Noninterest Expense / Average Assets (%) Noninterest Expense Trends ($ in millions) 2.04 2.08 2.03 1.92 1.89 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Personnel Expense Other1 Technology Expense Charitable Contributions

9 Capital Ratio Trends (%) 6.97 9.35 9.95 11.33 6.94 9.48 10.07 12.22 TCE Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Our primary capital priorities are paying a competitive dividend & funding organic growth 1 Tangible Book Value / Share $17.37 $17.32 $17.73 $18.42 $18.41 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Capital Priorities Maintaining a Stable Capital Profile 4Q 2022 2Q 2023 1 2 3 4 Dividend Organic Growth Share Repurchases Inorganic Growth Primary Focus

10 27 Months of Effective Execution We’ve developed an ability to execute while staying disciplined on credit, expenses & risk management 2021 2022 2023 ▪ Hired Andy Harmening as President and CEO in April ▪ Centralized FP&A; refocused digital and wealth strategies under new leadership ▪ Announced people-led, digitally enabled growth strategy ▪ Launched auto finance, asset-based lending and equipment finance verticals ▪ Added $4.6 billion in high- quality loan balances vs. year-end 2021 ▪ +35% commercial RMs vs. March 2021 ▪ Launched Associated Bank Digital platform ▪ Enhanced digital account opening platform ▪ Most profitable year in our 162-year history1 ▪ Launched “Champion of You” brand strategy ▪ Launched AI-driven digital financial tools ▪ Full launch of mass affluent strategy ▪ Releasing new consumer products in 2H 2023 1 Based on net income available to common equity.

11 Balance Sheet Management Net Interest Income & Noninterest Income ▪ Total net interest income & noninterest income growth of 6% to 8% ▪ Net interest income (GAAP) growth of 10% to 12% ▪ Noninterest income compression of 8% to 10% Expense Management ▪ Noninterest expense growth of 3% to 4% ▪ Effective tax rate of 20% to 21% Capital Targets ▪ Target TCE ratio range of 6.75% to 7.25% ▪ Target CET1 ratio range of 9.00% to 9.50% ▪ Total loan growth of 6% to 8% ▪ End of period core customer deposit2 compression of 3% (growth of 2% in 2H 2023) ▪ Target investments/total assets ratio of 18% to 20% 2023 Full-Year Outlook1 2023 Guidance (No Changes vs. 7/20/2023) 1 Projections are on an end of period basis as of and for the year ended 12/31/2023 as compared to 12/31/2022 unless otherwise noted. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of end of period core customer deposits to total deposits.

Appendix

13 4% 0% 2Q 2016 2Q 2023 8% 1% 2Q 2008 2Q 2023 De-Risked Balance Sheet1 ASB has largely exited several high-risk portfolios while growing historically low-risk asset types $9.5 $10.0 $2.1 $8.7$4.5 $11.1 $16.1 $29.8 2Q 2008 2Q 2023 Land & For-Sale Housing Loans / Total Loans Oil & Gas Loans / Total Loans Total Loan Portfolio Evolution ($ in billions) Commercial & Business Lending Residential Mortgage All Other Loans 1 All figures shown on an end of period basis unless otherwise noted. 41% 67% 2Q 2013 – 2Q 2023 C&BL (ex. Oil & Gas) 0.10% Blended 0.07%Residential Mortgage 0.04% ~23% of total NCOs during a peak loss period from 1Q 2009 - 1Q 2011 ~68% of total NCOs from 2Q 2016 - 2Q 2022 2Q 2008 – 2Q 2023 C&BL (ex. Oil & Gas) 0.45% Blended 0.29%Residential Mortgage 0.11% WAvg. NCO Rates

14 C&BL 37% CRE 25% Consumer 38% 1 Based on outstanding loan balances as of June 30, 2023. Loans by geography excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. 3 FICOs reflect weighted average portfolio scores. 4 Based on annual averages. 2023 reflects YTD figure through 2Q 2023. 5 From inception on September 30, 2021 through the period ended June 30, 2023. WI 27% IL 23% MN 9% Other Midwest 14% TX 5% Other 22% Balanced Geography Balanced Portfolio Mix 2 A company-wide focus on discipline and diversification has strengthened our credit profile 0.25% 0.16% 0.19% 0.24% 0.10% 0.10% 2Q 2022 2Q 2023 Segment LTV WAvg. FICO3 LTV WAvg. FICO3 Mortgage 77% 781 78% 783 Home Equity 63% 791 63% 791 Auto Finance 82% 754 82% 761 Consumer Portfolio Credit MetricsDiversified Portfolios1 Net Charge Offs / Average Loans4 Diversified Loan Portfolio 0.18% 2013 - 2023 YTD Average Auto Finance Portfolio Highlights 97% Multiple Years Loans booked with prime/super-prime FICO score5 of historical scorecard data purchased 77K Loans booked5

High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



Total Loans by Segment
Commercial & Business Lending 37%
CRE 25%
Consumer 38%
CRE by Geography
Illinois 15%
Minnesota 9%
Other Midwest[2] 22%
Texas 7%
Other 25%
Wisconsin 21%
CRE by Property Type
Multi-Family 35%
Retail 9%
Office 14%
Industrial 24%
1-4 Family Construction 6%
Warehouse 4%
Hotel / Motel 3%
Other 6%

CRE Credit Quality

	2Q 22	3Q 22	4Q 22	1Q 23	2Q 23
Portfolio LTV	60%	60%	60%	60%	60%
Delinquencies/Loans	0.08%	0.00%	0.02%	0.00%	0.00%
NALs/Loans	0.72%	0.55%	0.41%	0.35%	0.30%
ACLL/Loans	1.79%	1.65%	1.68%	1.75%	1.88%
NCOs/Avg. Loans[3]	0.00%	0.00%	0.00%	0.00%	(0.12%)

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	0.16%
Top 10 Largest CRE Borrowers	1.35%
Largest CRE Property Type (Multi-Fam)	8.56%
CRE Office Loans	3.55%

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[4]	1.20x
2023 Remaining Maturities	$181 million
Urban vs. Suburban	~78% Suburban
Property Class Mix	~51% Class A

[1] All updates as of or for the period ended June 30, 2023 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Calculated on an annualized basis. Negative values indicate a net recovery.
[4] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.

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16 Total Loans Outstanding Balances as of June 30, 2023 ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 6/30/2023 1 % of Total Loans 6/30/2023 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,324$ 7.8% Multi-Family 2,554$ 8.6% Manufacturing & Wholesale Trade 2,286 7.7% Industrial 1,744 5.8% Real Estate (includes REITs) 1,938 6.5% Office 1,059 3.5% Mortgage Warehouse 723 2.4% Retail 652 2.2% Finance & Insurance 548 1.8% Single Family Construction 405 1.4% Construction 500 1.7% Warehouse 268 0.9% Retail Trade 456 1.5% Hotel/Motel 190 0.6% Health Care and Social Assistance 386 1.3% Medical 157 0.5% Rental and Leasing Services 344 1.2% Land 119 0.4% Professional, Scientific, and Tech. Serv. 318 1.1% Self Storage 37 0.1% Transportation and Warehousing 314 1.1% Other 136 0.5% Waste Management 222 0.7% Total CRE 7,322$ 24.5% Arts, Entertainment, and Recreation 97 0.3% Financial Investments & Related Activities 89 0.3% Consumer Information 88 0.3% Residential Mortgage 8,746$ 29.3% Accommodation and Food Services 83 0.3% Auto Finance 1,778 6.0% Management of Companies & Enterprises 82 0.3% Home Equity 616 2.1% Mining 37 0.1% Credit Cards 132 0.4% Public Administration 25 0.1% Student Loans 69 0.2% Educational Services 18 0.1% Other Consumer 72 0.2% Agriculture, Forestry, Fishing and Hunting 0 0.0% Total Consumer 11,413$ 38.2% Other 236 0.8% Total C&BL 11,114$ 37.2% Total Loans 29,849$ 100.0%

17 Reconciliation and Definitions of Non-GAAP Items 1 The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. Tangible Common Equity and Tangible Assets Reconciliation1 ($ in millions) 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Common equity $3,766 $3,760 $3,821 $3,932 $3,929 Goodwill and other intangible assets, net (1,159) (1,156) (1,154) (1,152) (1,150) Tangible common equity $2,608 $2,603 $2,667 $2,779 $2,779 Total assets $37,236 $38,050 $39,406 $40,703 $41,219 Goodwill and other intangible assets, net (1,159) (1,156) (1,154) (1,152) (1,150) Tangible assets $36,077 $36,893 $38,251 $39,550 $40,070 End of Period Core Customer Deposits Reconciliation ($ in millions) 12/31/2022 6/30/2023 Total deposits $29,636 $32,014 Brokered CDs (542) (3,818) Network transaction deposits (979) (1,601) Core customer deposits $28,115 $26,595